Subsequent Events - Loan Facility (Details) (Syndicated secured term loan facility, Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena, USD $) In Thousands, unless otherwise specified	2 Months Ended
Feb. 28, 2013
Syndicated secured term loan facility | Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena
Subsequent Event [Line Items]
Borrowing capacity	$ 1,350,000
Duration	The facility will have a five-year term and a repayment profile of approximately 11 years.
Interest rate	LIBOR plus a margin